Exhibit 10.6

AGREEMENT OF BONDING AND CO-RESPONSIBILITY

Binding and Co-responsibility Agreement to maintain the quality of 100% Agave Tequila Bottled of Origin, by which the use of the Denomination of Origin Tequila is allowed in compliance with article 308 of the Federal Law for the Protection of Industrial Property, entered into by “LETICIA HERMOSILLO RAVELERO,” hereinafter referred to as “THE PRODUCER,” on the one hand, and “SWOL HOLDINGS,” represented in this agreement by ALEXANDRA HOFFMAN, hereinafter referred to as “THE DISTRIBUTOR,” on the other hand; both parties agree to be bound by the following declarations and clauses:

DECLARATIONS

A. THE PRODUCER DECLARES:

A.1.- That he is a natural person, of legal age and Mexican nationality who has the necessary legal capacity to validly execute this agreement in his own right.
[Signature]
A.2.- That as part of its activities it is dedicated to the production of the alcoholic beverage called “Tequila 100% de agave”, having the necessary facilities for its production within its factory located at KM 32, CARRETERA INTERNACIONAL GUADALAJARA-NOGALES, MUNICIPALITY OF EL ARENAL, ZIP CODE 45350; JALISCO, MEXICO, manufacturing the product in strict compliance with the OFFICIAL MEXICAN STANDARD NOM-006-SCFI-2012.

A.3.- That it has the authorization to produce Tequila, issued by the General Bureau of Standards of the Secretariat of Economy.

A.4.- That Consejo Regulador de Tequila A.C. granted the registration number of authorized producer 1477, which accompanies the official NOM password (hereinafter NOM 1477.)

A.5.- That it has authorization for the use of the Denomination of Origin Tequila number OT-194, issued in accordance with the applicable legislation of the Mexican Institute of Industrial Property, an organization belonging to the government of the United Mexican States. Likewise, it states that the term of said authorization does not expire or terminate prior to the term of this agreement.

B. THE DISTRIBUTOR DECLARES:

B-1. That it is a company of U.S. nationality, which is legally incorporated under the laws of the United States of America.

B-2. That as part of its activities it is engaged in the distribution and/or sale of alcoholic beverages, having its domicile at: 6538 Collins Ave Suite 344, Miami Beach FL 33141.

B-3. That it has a permit or authorization issued by the competent authorities to carry out the activities mentioned in declaration B-2, and that the validity or currency of such authorization or permit does not expire before the date on which this agreement terminates, unless there are supervening causes.

B-4. That based on the 100% Agave Tequila, bottled and labeled of Origin supplied by “THE PRODUCER” pursuant to this agreement, “THE DISTRIBUTOR” will carry out the activities of distribution and sale of such beverage in Mexico and/or abroad, complying for such purpose with the laws and regulations applicable in the place where it is marketed.

B-5. That ALEXANDRA HOFFMAN is CEO of the company, who has the necessary and sufficient legal powers to validly sign this agreement on behalf of “THE DISTRIBUTOR” and be bound by its terms.

C.- BOTH PARTIES DECLARE:

C-1. That it is their will to commit and collaborate with each other, so that the product delivered to the consumer with the Denomination of Origin Tequila has the required quality and strictly complies with the provisions of the Official Mexican Standard in force, as well as with all the regulations in force and applicable in the matter.
[Signature]
C-2. That they agree that the present agreement shall be effective only as of its registration with the Mexican Institute of Industrial Property of the United Mexican States, prior sanction or approval of the same by said Institute, under the terms of the Federal Law for the Protection of Industrial Property in force.

C-3. That they are aware that the cancellation of such registration will proceed directly in case that any of the parties does not comply with the official norms established by the Secretariat of Economy to preserve the quality of the alcoholic beverage known in Mexico and internationally as “Tequila”, as established in the Mexican Industrial Property Law in force. as set forth in this agreement, and indirectly in the event that the authorization to use the Denomination of origin “Tequila” held by “THE PRODUCER” and mentioned in statement A-5 is annulled or cancelled, as well as for breach of this agreement by any of the parties or because the trademark mentioned in Clause Eight is not in force.

C.4. Both parties acknowledge that in compliance with the provisions of Article 309 of the Federal Law for the Protection of Industrial Property, the user authorized by the Mexican Institute of Industrial Property must register before the same, the changes of name, denomination or corporate name or transformation of legal regime, as well as the corresponding changes of domicile, in the terms provided in the Regulations of the aforementioned Law.

C-5. That both parties agree to sign this agreement and recognize each other’s capacity to do so, in order to comply with the provisions of article 308 of the Federal Law for the Protection of Industrial Property, likewise they state that they know the scope and content of the Official Mexican Standard for Tequila in force, as well as the General Declaration of the Denomination of Origin Tequila and it is their desire to sign this agreement, subject to the following:

CLAUSES

FIRST. - The parties agree that for the interpretation and fulfillment of this agreement, the following grammatical terms shall be understood as:

● “THE PRODUCER” - The natural person “LETICIA HERMOSILLO RAVELERO,” in her own right, who is subject with full faculties.

● THE DISTRIBUTOR”- The company “SWOL HOLDINGS”.

● “THE AGREEMENT”- It is this Binding and Co-Responsibility Agreement.

● “THE PARTIES”- “THE PRODUCER” and “THE DISTRIBUTOR” are the ones who appear to enter into this agreement.

● “The Mexican Institute of Industrial Property” - Which is a decentralized public organism with corporate existence and its own patrimony, whose purpose is the application of the Federal Law for the Protection of Industrial Property, its Regulations and other applicable provisions in the matter.

SECOND. - “THE PRODUCER” undertakes to supply to “THE DISTRIBUTOR”, under the terms of this agreement, products manufactured, bottled and labeled by “THE PRODUCER” that strictly comply with the OFFICIAL MEXICAN STANDARD FOR TEQUILA IN FORCE.

THIRD. - “THE PRODUCER” undertakes to provide “THE DISTRIBUTOR” with officially valid proof of compliance with the provisions of this Agreement, if required by the latter.
[Signature]
FOURTH. - In accordance with the provisions of Article 308 of the Federal Law for the Protection of Industrial Property, “THE PRODUCER” allows “THE DISTRIBUTOR” to apply the word Tequila to the product it sells or distributes, from the products it receives from “THE PRODUCER”.

FIFTH. - In accordance with the provisions of Article 308 of the Federal Law for the Protection of Industrial Property in force, “THE DISTRIBUTOR” is obliged to comply with the requirements set forth in Sections III, IV, and V of Article 298 of the same Law and those set forth in the Regulations of the aforementioned law. In case “THE DISTRIBUTOR” does not comply with this obligation, the registration will be cancelled.
For the purposes of what is mentioned in the preceding paragraph, Sections III, IV, and V of Article 298 of the aforementioned Law, which “THE DISTRIBUTOR” is obligated to comply with, are transcribed verbatim below:

Article 298.- The authorization to use an Denomination of origin or geographical indication shall be requested before the Institute and shall be granted to any individual or legal entity that:

III- Submits the document that accredits compliance with the corresponding Official Mexican Standards, in the case of a protected Denomination of origin;

IV. - Submits the document evidencing compliance with the rules of use established in the case of a protected geographical indication; and

V. - Complies with the other requirements, if any, indicated in the declaration.

SIXTH. - “THE DISTRIBUTOR” undertakes not to alter in any way, in the performance of the activities mentioned in declaration B-4, the 100% Agave Tequila delivered by “THE PRODUCER”, previously bottled and labeled of origin.

The only operations that may be carried out by “THE DISTRIBUTOR” shall be to distribute or sell the product delivered by the producer, previously bottled and labeled.

SEVENTH. - “THE DISTRIBUTOR” undertakes to provide “THE PRODUCER” at least once a year, officially valid proof of the provisions of this Agreement.

EIGHTH. - “THE DISTRIBUTOR” undertakes to use the Denomination of Origin Tequila and to distribute the product of the same name, supplied by “THE PRODUCER”, exclusively in containers bearing the name “SWOL”, which is currently registered as a trademark in class 33, at the Mexican Institute of Industrial Property, according to the following information:
[Signature]

PRODUCTS	DENOMINATION	COUNTRY OF REGISTRATION	NUMBER OF APPLICATION/ REGISTRATION	OWNER
ALCOHOLIC BEVERAGES EXCEPT BEERS; TEQUILA; ALCOHOLIC PREPARATIONS FOR MAKING BEVERAGES	SWOL	MEXICO	2345291 / 2141431	SWOL HOLDINGS (assignment in process of registration)
ALCOHOLIC BEVERAGES EXCEPT BEERS; TEQUILA; ALCOHOLIC PREPARATIONS FOR MAKING BEVERAGES	SWOL	MEXICO	3323599	SWOL HOLDINGS
ALCOHOLIC BEVERAGES EXCEPT BEERS; TEQUILA; ALCOHOLIC PREPARATIONS FOR MAKING BEVERAGES	SWOL	MEXICO	3323600	SWOL HOLDINGS

NINTH. - “THE DISTRIBUTOR” undertakes to conspicuously display the number NOM 1477 assigned to “THE PRODUCER”, inside the labels where the brand that will identify the product is applied. The information on such number or its modifications will be provided by “THE PRODUCER” to “THE DISTRIBUTOR”.

TENTH.- “THE DISTRIBUTOR” undertakes that all the products distributed or sold by it from the product delivered by “THE PRODUCER” will be placed in the market after having been packaged and labeled of origin, in no case may “THE DISTRIBUTOR” sell or distribute in the market such product in bulk, being cause for early termination of this agreement the noncompliance with this clause.

ELEVENTH. - “THE PRODUCER” will manufacture solely and exclusively for “THE DISTRIBUTOR”, in accordance with the provisions of this agreement and in the quantities and conditions agreed upon by both parties, the product “TEQUILA ANEJO”, whose packaging will be in “BARRICA DE ROBLE” from 4 to 6 weeks in addition to those that “THE PRODUCER” offers to other Distributors.

“THE PRODUCER” shall manufacture solely and exclusively for “THE DISTRIBUTOR”, in accordance with the provisions of this agreement and in the quantities and conditions agreed upon by both parties, the product “TEQUILA ANEJO CRISTALINO” and “TEQUILA ANEJO SABOR DURAZNO” to those that “THE PRODUCER” offers to other Distributors.

TWELFTH. - Likewise, “THE PRODUCER” shall manufacture solely and exclusively for “THE DISTRIBUTOR”, in accordance with the provisions of this agreement and in the quantities and conditions agreed upon by both parties, “100% AGAVE TEQUILA” with “DURAZNO” flavor.

THIRTEENTH. - This agreement shall be valid for a term of five (5) years, counted as of the date on which the Mexican Institute of Industrial Property officially notifies its registration.
[Signature]
Likewise, the parties acknowledge that the term agreed in this clause may be modified by the entry into force of legal provisions that substantially affect the terms and conditions of the aforementioned agreement, or others related to the compliance with the Official Mexican Standard for Tequila in Force, for which the agreement may be modified and renewed in accordance with the new applicable provisions, in which case the parties agree to submit to the Mexican Institute of Industrial Property, a new agreement that adapts to such legal provisions.

Either party may terminate this agreement upon thirty (30) days prior written notice to the other party.
FOURTEENTH. - The parties agree that the registration of this agreement before the Mexican Institute of Industrial Property shall be requested within thirty (30) days following the date of its execution.

In the event that the registration of this agreement is denied by the Mexican Institute of Industrial Property, “THE DISTRIBUTOR” will notify “THE PRODUCER” the reasons stated by said Institute and will request its consent to modify this agreement in the terms indicated by the Institute, before submitting it again for registration.

FIFTEENTH. - Once the agreement is registered, “THE DISTRIBUTOR” will deliver to “THE PRODUCER” a copy of the respective registration certificate within fifteen (15) days following the date of registration.

SIXTEENTH. - The notices and notifications that by virtue of “The Agreement” must be given to “The Parties”, must be in writing and delivered in an irrefutable manner to “The Parties” at the addresses they have left specified in this agreement.

SEVENTEENTH. - “The Parties” declare that in the execution of this Agreement there is no fraud, injury, bad faith, or any other defect that could invalidate it, being the contracting parties in agreement that the agreed clauses are fair and legitimate.

EIGHTEENTH. - In the event that one or more of the stipulations contained in “The Agreement” should be declared invalid by order of a judicial authority, the remaining clauses contained herein shall continue with full validity and legal effect between “The Parties”.

NINETEENTH.- “The Agreement” represents the manifestation of the will and is definitive between “The Parties” in relation to its object, by virtue of which, as of this moment it leaves without effect any other oral, written, tacit or express agreement, which in relation to the object of “The Agreement” could exist between “The Parties”, subsisting only and exclusively the legal relationship derived from “The Agreement”.

TWENTIETH.- The parties agree that, for the interpretation and fulfillment of this agreement, as well as in the event of any controversy and/or litigation, they will expressly submit to the jurisdiction of the Mexican courts, laws and territory, in particular, those of the city of Guadalajara, Jalisco, Mexico, waiving the jurisdiction that may correspond to them by reason of their present or future domicile.

TWENTY-FIRST. - This Spanish version is the only one with official validity.

The parties being aware of the content and legal scope of this agreement and there being no error, fraud, bad faith, or vice of consent that could invalidate it, they sign it in El Arenal, Jalisco, on September 9, 2025.

THE PRODUCER
[Signature]

LETICIA HERMOSILLO RAVELERO

THE DISTRIBUTOR

[Signature: DocuSigned by: Alexandra Hoffman – A22DA6937CF8446]

SWOL HOLDINGS
ALEXANDRA HOFFMAN